                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): AUGUST 14, 2002

                            AT&T LATIN AMERICA CORP.

               (Exact Name of Registrant as Specified in Charter)

           DELAWARE                                 0-31010                              22-3687745
-------------------------------                   -----------                         ----------------
(State or Other Jurisdiction of                   (Commission                         (I.R.S. Employer
        Incorporation)                           File Number)                        Identification No.)

                         2020 K. STREET N.W., Suite 800
                                WASHINGTON, D.C.                   20006

                    (Address of Principal Executive Offices)     (Zip Code)

                              --------------------

                                 (202) 689-6000
              (Registrant's telephone number, including area code)

                              --------------------

ITEM 5.  OTHER EVENTS

AT&T Latin America Corp. announced on October 21, 2002 a funding gap commencing in fourth quarter 2002. A copy of the press release issued by AT&T Latin America is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 21, 2002           AT&T LATIN AMERICA CORP.
                                          (registrant)


                                 By:  /s/  THOMAS CANFIELD
                                      -----------------------------------------
                                 Name:  Thomas Canfield
                                 Title:   Secretary and General Counsel



--------------------------------------------------------------------------------

                                 EXHIBIT INDEX


99.1       Press Release issued October 21, 2002 by AT&T Latin America Corp.